UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________
FORM 8-K/A
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
August 28, 2017
Date of Report
(Date of earliest event reported)
 _________________________
AMAZON.COM, INC.
(Exact name of registrant as specified in its charter)
_________________________

Delaware	000-22513	91-1646860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
410 Terry Avenue North, Seattle, Washington 98109-5210
(Address of principal executive offices, including Zip Code)
(206) 266-1000
(Registrant’s telephone number, including area code)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

TABLE OF CONTENTS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.	3

SIGNATURES	4

EXHIBIT 23.1

EXHIBIT 99.1

EXHIBIT 99.2

EXHIBIT 99.3

EXPLANATORY NOTE
On August 28, 2017, Amazon.com, Inc. (“Amazon”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial 8-K”) to disclose that it had completed its previously announced acquisition of Whole Foods Market, Inc. (“Whole Foods Market”). This Form 8-K/A amends the Initial 8-K to include the historical audited and unaudited financial statements of Whole Foods Market and the pro forma combined financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Initial 8-K in reliance on the instructions to such items.
ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.
(a) Financial Statements of Businesses Acquired.
The audited consolidated financial statements of Whole Foods Market for the year ended September 25, 2016 are incorporated by reference as Exhibit 99.1 to this Form 8-K/A.
The unaudited consolidated financial statements of Whole Foods Market for the forty weeks ended July 3, 2016 and July 2, 2017 are incorporated by reference as Exhibit 99.2 to this Form 8-K/A.
(b) Pro Forma Financial Information.
The unaudited pro forma combined statements of operations of Amazon and Whole Foods Market for the year ended December 31, 2016 and for the nine months ended September 30, 2017 is attached as Exhibit 99.3 to this Form 8-K/A and incorporated in this report by reference.
(d) Exhibits.

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm of Whole Foods Market, Inc.
99.1
Audited Consolidated Financial Statements of Whole Foods Market, Inc. for the year ended September 25, 2016 (incorporated by reference to Part II, Item 8 of the Annual Report on Form 10-K of Whole Foods Market, Inc. (File No. 0-19797), filed on November 18, 2016).

99.2
Unaudited Consolidated Financial Statements of Whole Foods Market, Inc. for the forty weeks ended July 3, 2016 and July 2, 2017 (incorporated by reference to Part I, Item 1 of the Quarterly Report on Form 10-Q of Whole Foods Market, Inc. (File No. 0-19797), filed on August 4, 2017).

99.3	Unaudited Pro Forma Combined Statements of Operations and Notes to the Unaudited Pro Forma Combined Statements of Operations.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMAZON.COM, INC. (REGISTRANT)

By:	/s/ Shelley L. Reynolds
Shelley L. Reynolds
Vice President, Worldwide Controller
Dated: November 13, 2017

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